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                                                                    EXHIBIT 10.1


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Form F-3 (No. 333-56058) and Registration Statements on Form S-8 (No. 333-7288, No. 333-7290, No. 33-64326, No. 33-95224, No. 33-715956, No.
333-42070 and No. 333-42072) of Royal Caribbean Cruises Ltd. of our report dated January 26, 2001, except for Note 14 which is as of March 9, 2001, relating to the financial statements, which appears in the Form 20-F.

PricewaterhouseCoopers LLP

Miami, Florida
April 16, 2001